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                                                                EXHIBIT 5.1

                      CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 The CountryFund Opportunity Trust:

  We consent to the use of our report dated October 16, 1995 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York

October 16, 1995